QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
February 8, 2002
(Date of earliest event reported)

Commission File number 34-0-22164

RFS HOTEL INVESTORS, INC.
(exact name of registrant as specified in its charter)

Tennessee (State or other incorporation)	62-1534743 (I.R.S. Employer Identification Number)

850 Ridge Lake Boulevard, Suite 300,
Memphis, TN 38120
(901) 767-7005
(Address of principal executive offices
including zip code and telephone number)

Item 9. Regulation FD Disclosure

Included herein are the following:

  •
  RFS Hotel Investors, Inc. Audited Financial Statements as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999 (Exhibit 99.1); and

  •
  Management's Discussion and Analysis of Financial Condition and Results of Operations of RFS Hotel Investors, Inc. (Exhibit 99.2).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of February 8, 2002	RFS HOTEL INVESTORS, INC.
	By:	/s/ DENNIS M. CRAVEN
	Its:	Vice President & Chief Accounting Officer

QuickLinks

FORM 8-K
SIGNATURE